FOREIGN EXCHANGE RESTRICTIONS IN ARGENTINA	12 Months Ended
Dec. 31, 2021
All Currencies [Abstract]
FOREIGN EXCHANGE RESTRICTIONS IN ARGENTINA	FOREIGN EXCHANGE RESTRICTIONS IN ARGENTINA
Ternium’s Argentine subsidiary, Ternium Argentina S.A., is currently operating in a complex and volatile economic environment. Beginning in September 2019, the Argentine government has imposed and continues to impose significant restrictions on foreign exchange transactions. Restrictions have tightened over time. These measures, however, have not had a significant effect on Ternium Argentina’s ability to purchase U.S. dollars at the prevailing official exchange rate for all of its imports of goods and for the acquisition of services from unrelated parties. By contrast, access to the Argentine foreign exchange market to distribute dividends or to pay royalties to related parties at the prevailing official exchange rate generally requires prior Argentine Central Bank approval, which is rarely, if ever, granted. In March 2022, the Argentine government imposed further restrictions to access the foreign exchange market for payment of imports. If such restrictions are maintained, or are further tightened, Ternium Argentina could be restricted from making payment of imports for key steelmaking inputs which would adversely affect its operations, or would need to resort to alternative, more expensive arrangements, which would affect its results of operations.

Ternium Argentina stated in its annual accounts as of and for the year ended December 31, 2021, that revenues amounted to $3,425 million (2020: $1,823 million), net profit from continuing operations to $930 million (2020: $268 million), total assets to $4,798 million (2020: $3,273 million), total liabilities to $541 million (2020: $430 million) and shareholders’ equity to $4,257 million (2020: $2,843 million).

Ternium Argentina’s cash and cash equivalents and other investments amounted to $965 million as of December 31, 2021:
- $306 million in Argentine pesos-denominated instruments, mainly inflation-linked financial instruments ($155 million), such as bonds and bills adjusted by CER (Reference Stabilization Coefficient), and mutual funds ($135 million).
- $242 million in Argentine pesos-denominated instruments with underlying assets to the U.S. dollar (Cedears - Argentine deposit certificates)
- $417 million in U.S. dollars-denominated instruments, mainly sovereign bonds issued by the Argentine State and payable in U.S. dollars, national Treasury bonds related to the official exchange rate and negotiable obligations and promissory notes issued by national export driven companies in U.S. dollars and payable in Argentine pesos.

Ternium Argentina’s financial position in ARS as of December 31, 2021, amounted to $612 million in monetary assets and $290 million in monetary liabilities. All of Ternium Argentina’s ARS-denominated assets and liabilities are valued at the prevailing official exchange rate. Although most of Ternium Argentina’s cash holdings are either denominated or payable in ARS, this exposure to the ARS as of December 31, 2021, was diminished due to hedging strategies using derivative instruments amounting to $100 million.

As the context of volatility and uncertainty remains in place as of the issue date of these consolidated financial statements, additional regulations that could be imposed by the Argentine government could further restrict Ternium Argentina’s ability to access the official foreign exchange market.